SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant        [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14A-11(c) or ss. 240.14a-12

                           BDI Investment Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                           BDI INVESTMENT CORPORATION


         Notice is hereby given that the Annual Meeting of Stockholders of BDI Investment Corporation will be held at the offices of the Company, 990 Highland Drive, Suite 100, Solana Beach, California on Friday, October 16, 1998 at 11:00 in the forenoon for the following purposes:

                  1.  To elect three (3) directors for the ensuing year.

                  2. To ratify the selection of Lavine, Lofgren, Morris & Engelberg certified public accountants, as the Company's auditors for fiscal 1999.

                  3. To consider and act upon other matters which may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on August 17, 1998 as the date of determining the stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present you are requested to complete and sign the enclosed proxy and return it in the stamped envelope provided. Stockholders who are present at the meeting may revoke their proxies and vote in person.

                                            By Order of the Board of Directors

                                            BDI INVESTMENT CORPORATION




                                            /s/Donald Brody
                                            ---------------
                                            Donald Brody
                                            Secretary

Solana Beach, CALIFORNIA

August 26, 1998

                           BDI INVESTMENT CORPORATION

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 16, 1998

         The undersigned hereby appoints ARTHUR BRODY attorney and proxy, with power of substitution, to vote for and on behalf of the undersigned at the annual meeting of stockholders of the Company to be held on October 16, 1998 and at any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorney and proxy is instructed to vote as follows:

         (1) Election of the Board's nominees for Directors. (The Board of Directors recommends a vote "FOR".)


         [   ]  FOR all nominees listed below (except as marked to the contrary below).

         [   ]  WITHHOLD AUTHORITY to vote for nominees listed below.

Nominees:        Arthur Brody, Edward L. Kane and Michael Stolper

     INSTRUCTION: To withhold  authority  to vote for any one or more  nominees, write the name(s) of such nominee(s) in the space provided below:

         (2) Ratification of the selection of Coopers & Lybrand, certified public accounts, as the Company's independent auditors for fiscal 1998. (The Board of Directors recommends a vote "FOR")

                     [   ] FOR   [   ]  AGAINST    [   ]  ABSTAIN

                   (Continued and to be signed on reverse side)

         (3) Upon all such other matters as may properly come before the meeting and/or any adjournment thereof, as they in their discretion may determine. The Board of Directors is not aware of any other matters.

         UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED ON THIS PROXY, THIS PROXY WILL BE VOTED FOR ALL OF THE BOARD'S NOMINEES AND FOR THE RATIFICATION OF LAVINE, LOFGREN, MORRIS & ENGELBERG AS THE COMPANY'S INDEPENDENT AUDITORS.


Please sign exactly as                               DATED:____________________
your name appears on your
stock certificate.  Give
full title if any attorney,
executor, administrator,
trustee, Guardian, etc.                              SIGNATURE:________________

For each account in the                              PRINT NAME:_______________
name of two or more
persons, each should                                 Please sign this proxy and
sign, or if one signs                                return it promptly whether
he/she should attach                                 or not you expect to attend
evidence of his/her                                  the meeting.  You may
authority.                                           nevertheless vote in person
                                                     if you do attend.

                           BDI INVESTMENT CORPORATION
                                 PROXY STATEMENT

         The following statement is furnished in connection with the solicitation by the board of directors of BDI Investment Corporation, 990 Highland Drive, Suite 100, Solana Beach, CA 92075, a New Jersey corporation (hereinafter called the "Company"), of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company on Friday, October 16, 1998 at 11:00 in the forenoon, and at all adjournments thereof. The Company is registered pursuant to Section 8(b) of the Investment Company Act of 1940 as a closed end diversified investment company. This Proxy Statement and the enclosed form of proxy are being sent or given to stockholders on or about August 26, 1998.

Proxies and Voting at the Meeting

         The Board of Directors has fixed the close of business on August 17, 1998 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and, accordingly, only stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at said meeting. At the close of business on the record date, there were outstanding and entitled to vote at the meeting 1,421,551 shares of the Company's Common Stock which were held of record by 204 stockholders. Each share is entitled to one vote. A majority of the shares of Common Stock voting at the meeting is required for the approval of each matter being submitted to a vote of stockholders.

         A form of proxy is enclosed for use at the meeting if a stockholder is unable to attend in person. The proxy may be revoked at any time before it is exercised if a stockholder notifies the secretary of the meeting, in writing, of a desire to revoke or by attending the meeting and voting in person. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted for the proposals described in this Proxy Statement. In the event a stockholder specifies a different choice by means of the proxy, that stockholder's shares will be voted in accordance with such specification.

         The entire cost of soliciting these proxies will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the stock and may reimburse them for their expense in so doing. If necessary, the Company my also use its Secretary and his assistants to solicit proxies from the stockholders, either personally or by telephone or special letter.

Principal Stockholders

         The only person or entity that owns of record, or that is known by the Company to own beneficially, more than five (5) percent of the outstanding voting securities of the Company is Arsobro, L.P. Its holdings as of August 17, 1998 were as follows:


Shares of Common                      Stock Owned                   Percent
Names and Address of               Beneficially as of                  of
Stockholders                        August 17, 1998                  Class
------------                        ---------------                  -----

Arsobro, L.P.                          1,316,957                     92.64%
990 Highland Drive
Solana Beach, California
-------------

(1) Arthur Brody generally possesses the sole power to vote and to make investment decisions with respect to all of the shares beneficially owned by the Arsobro, L.P. By virtue of his beneficial ownership of such shares, Mr. Brody is a "control person" of the Company.



                            DESIGNATION OF INVESTMENT
                               ADVISER, PAYMENT OF
                              BROKERAGE COMMISSIONS

         All investment decisions for the Company are made by Arthur Brody. Mr. Brody is the principal partner of the principal shareholder of the company and is the company's chairman and chief executive officer. Mr. Brody does not receive a salary for his services in selecting investments and managing the Company's investment portfolio. The Company has not entered into in the past and does not now intend during the coming fiscal year to enter into a contract with any person or firm to serve as an investment adviser.

         During the fiscal year ended June 27, 1998 the Company's investment portfolio consisted largely of tax exempt notes and bonds. Tax exempt obligations are purchased and sold by municipal securities dealers on a principal basis. No separately identifiable commission is paid.

         In effecting trades, the Company utilizes municipal securities dealers with a national reputation and expertise in trading tax exempt securities. The Company selects dealers who, in the judgement of management, are able to execute orders on an expeditious basis and at the best obtainable price. The providing of research or other services to the Company is not a factor affecting the selection of a municipal securities dealer.

                                   PROPOSAL 1
                           ELECTION OF THREE DIRECTORS

         The Bylaws of the Company provides that the number of directors shall be not less than three and no more than eleven members. By resolution the Board of Directors has fixed the number of directors at three. Therefore, three directors are to be elected to serve a term of one year and thereafter until their respective successors shall have been elected and shall have qualified. Unless a stockholder either indicates "authority withheld" on his/her proxy or indicates on his/her proxy that his/her shares should not be voted for certain nominees, it is intended that the person named in the proxy will vote for all of the nominees listed below. Discretionary authority is solicited to vote for the election of a substitute for any of said nominees, who, for any reason presently unknown, cannot be a candidate for election. Three of the Company's present directors intend to stand for reelection. Each nominee has consented to being named in the Proxy Statement and to serve if elected.

         During the fiscal year ended June 27, 1998 the Board of Directors held three regular meetings. All of the Company's directors were present for all three meetings. The Board of Directors does not have standing audit, nominating or compensation committees or committees performing similar functions. The board held special telephonic board meetings on August 26, 1997 and June 24, 1998 at which all directors participated by conference call. Additionally, a special meeting was held on February 24, 1998, at which all the directors were present.

         The following table sets forth the names of the three nominees for election to the Board of Directors, the principal occupation or employment of each nominee during the last five years, the principal business of the organization in which said occupation or employment is carried on, the age of each nominee, the period during which each nominee has served as a director of the Company, the expiration date of the term for which each nominee has been nominated, and the approximate number of shares and percentage of the class of Common Stock of the Company beneficially owned by each nominee as of August 17, 1998. All nominees are presently serving as directors of the Company.

                                                                                                        Owned
                          Position and Office with                                                  Beneficially
                          Company and Other                            Director     Expiration        as of           Percentage
Name                      Principal Occupation                Age       Since         of Term         8/17/98 (1)     of Class
----                      --------------------                ---       -----         -------         -----------     --------

Arthur Brody              Chairman of the Board of             78        1958          10/99           1,316,957        92.64
(2)*                      Directors, President and Chief                                               (2)
                          Executive Officer of the
                          Company.  Also serves as
                          Chairman and Chief Executive
                          Officer of Brodart Co.
                          (Library services and retail
                           book stores.)

Edward L. Kane            Independent Consultant;              60        1990          10/99           100               0.00
(3)                       President & Director, Big 4 Ranch
                          Inc.; Adjunct Professor, California
                          Western School of Law;
                          Chairman and CEO of Altis
                          Outpatient Services, Inc. 1993
                          thru  1/95;  President  of Craig
                          Corporation from 1988 to 1993;
                          President of Reading Company
                          from 1991 to 1993; Director
                          since 1989.

Michael Stolper           President,  Stolper  and             52        1986          10/99
(3) (4)                   Company,  Inc.  (pension
                          consulting  firm  which is a
                          registered  investment
                          advisor);  member of Board of
                          Directors of Meridian Fund
                          (registered  investment company),
                          1983 to present;  Director and
                          shareholder of Aster Capital
                          Management (registered investment
                          advisor); Director of Janus Capital
                          (registered  investment  advisor);

*Arthur Brody and Sophie Brody may be deemed to be interested persons of the Company as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their owning in excess of five (5) percent of the Company's Common Stock.

(1) As of August 17, 1998, the only officer of the Company nominated herein who owned beneficially shares of the Company's Common Stock was Arthur Brody. (1,316,957 shares in the aggregate representing 92.64% of the outstanding Common Stock).

(2) For a description of the nature of the beneficial ownership of Arthur and Sophie Brody, see footnotes (1) to the "Principal Stockholders" chart.

(3) Mr. Kane and Mr. Stolper are the only nominees to the Company's Board of Directors who are directors of another company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, or any company subject to Section 15(d) of that Act or registered as an investment company under the Investment Company Act of 1940.

(4) Although Stolper and Company, Inc., is a registered investment adviser, Mr. Stolper does not provide investment advice to the Company other than in his capacity as a board member and does not receive any fees or compensation other than regular fees paid to all non-officer board members.

Remuneration of Officers and Directors

         During the fiscal year ended June 27, 1998, no officer or director of the Company received any direct or contingent form of remuneration other than fees paid to all non-officer directors.

         Non-officer directors presently receive an annual director's fee of $5,000, plus $500 for each meeting of the Board which they attend.

         The Company does not presently maintain any stock option plan, pension plan or profit sharing plan for officers or employees.


                                   PROPOSAL 2
                        SELECTION OF INDEPENDENT AUDITORS

         Lavine, Lofgren, Morris & Engelberg, certified public accountants, has been selected and approved by the Board of Directors to examine and report on the accounts of the Company for the fiscal year ending July 3, 1999. That firm conducted the audit of the Company's accounts for the 1998 fiscal year.

         A representative of Lavine, Lofgren, Morris & Engelberg is not expected to be present at the Annual Meeting of Stockholders on October 16, 1998. Therefore, a representative will not have an opportunity to make a statement at the meeting, and is not expected to be available to respond to questions from stockholders.

         Section 32(b) of the Investment Company Act or 1940 requires that the selection of accountants by the Company's Board of Directors be ratified at the Annual Meeting of Stockholders. Accordingly, stockholders are being asked to ratify the selection of Lavine, Lofgren, Morris & Engelberg as the Company's independent auditors for the fiscal year ending July 3, 1999.

                                  OTHER MATTERS

         At the time this Proxy Statement was mailed to stockholders, the Board of Directors was not aware that any matter other than those referred to in the form of proxy would be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgement of the persons voting them. The proxies will be effective at any adjournment of the Annual Meeting. Provided a quorum is present in person or by proxy, the Company does not intend to adjourn the meeting, even if an insufficient number of affirmative votes is received with respect to any proposal.

                     NOTICE REGARDING FILING OF SHAREHOLDER
                        PROPOSALS AT 1998 ANNUAL MEETING

         As required by the Rules of the Securities and Exchange Commission, the Company hereby notifies all stockholders that if a stockholder intends to present a proposal at the 1999 Annual Meeting of Stockholders, the proposal must be received by the Company in writing no later than April 16, 1999 in order for such proposal to be eligible for inclusion in the Company's Proxy Statement and form of proxy for next year's meeting.

                                  ANNUAL REPORT

         A copy of the Company's annual report for the fiscal year ended June 27, 1998, including financial statements, is being sent along with this Proxy
Statement for review by the stockholders. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Additional copies of the Annual Report may be obtained by writing to BDI Investment Corporation, 990 Highland Drive, Suite 100, Solana Beach, California 92075, Attention: Mr. Arthur Brody, Chairman.

                                              By Order of the Board of Directors




                                              /s/Donald Brody
                                              ---------------
                                              Donald Brody
                                              Secretary

August 26, 1998

                           BDI INVESTMENT CORPORATION

                              FINANCIAL STATEMENTS
                        For the Year Ended June 27, 1998
                         (with auditor's report thereon)

                           BDI INVESTMENT CORPORATION

                                TABLE OF CONTENTS

                        For The Year Ended June 27, 1998




REPORT OF INDEPENDENT AUDITORS

FINANCIAL STATEMENTS

   Statement of Assets and Liabilities
   Statement of Operations
   Statements of Changes in Net Assets
   Notes to Financial Statements
   Schedule of Portfolio Investments
   Financial Highlights
   Corporate Data

              [letterhead LAVINE, LOFGREN, MORRIS & ENGELBERG, LLP]



                          INDEPENDENT AUDITORS' REPORT







To the Board of Directors of
BDI Investment Company


We have audited the accompanying statement of assets and liabilities of BDI Investment Corporation including the schedule of portfolio investments as of June 27, 1998, the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of BDI Investment Corporation as of June 28, 1997 and the financial highlights for each of the four years in the period then ended, were audited by other auditors whose report dated July 28, 1997, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 27, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BDI Investment Corporation as of June 27, 1998, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.




/s/Lavine, Lofgren, Morris & Engelberg, LLP
-------------------------------------------
Lavine, Lofgren, Morris & Engelberg, LLP


July 29, 1998

                           BDI INVESTMENT CORPORATION

                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 27, 1998

                                   ----------

                             ASSETS AND LIABILITIES
Assets:
         Investments, at value (cost: $13,458,000)................    $14,153,000
         Cash and cash equivalents ...............................        112,000
         Interest receivable .....................................        252,000
                                                                      -----------

                           Total assets ..........................     14,517,000

Liabilities:
         Payable to affiliate ....................................         13,000
         Accrued expenses ........................................          8,000
         Dividend payable ........................................        343,000
                                                                      -----------

                           Total liabilities .....................        364,000

                                   NET ASSETS

Net assets .......................................................    $14,153,000
                                                                      ===========

Net asset value per share (based on 1,421,551 shares outstanding)     $      9.96
                                                                      ===========


                  The accompanying notes are an integral part
                          of the financial statements.

                                  BDI INVESTMENT CORPORATION

                                   STATEMENT OF OPERATIONS
                               For the Year Ended June 27, 1998

                                          ----------

Investment income:
         Tax-exempt interest ...................................................    $767,000
         Partnership distribution ..............................................      19,000
         Tax-exempt dividends ..................................................       4,000
                                                                                    --------
                                                                                     790,000
Expenses:
         Bookkeeping ...........................................................      27,000
         Professional fees......................................................      17,000
         Directors' fees .......................................................      14,000
         Transfer agent fees ...................................................       3,000
         Other operating expense ...............................................       6,000
                                                                                    --------

                                                                                      67,000
                                                                                    --------
                           Net investment income ...............................     723,000
                                                                                    --------
Realized and unrealized gain (loss) on investments:
         Proceeds from sales and bond redemptions ..............................     862,000
         Cost of investments sold and redeemed (identified cost basis)..........     863,000
                                                                                    --------

         Net realized gain (loss) on investments transactions...................      (1,000)



         Net realized gain on liquidation of partnership interest ..............      14,000
         Net change in unrealized appreciation on investments...................     496,000
                                                                                    --------

                           Net unrealized gain on investments ..................     509,000
                                                                                    --------

Net increase in net assets resulting from operations............................  $1,232,000
                                                                                  ==========

                         The accompanying notes are an integral part
                                 of the financial statements.

                                     BDI INVESTMENT CORPORATION

                                 STATEMENTS OF CHANGES IN NET ASSETS
                         For the Years Ended June 27, 1998 and June 28, 1997

                                             ----------

                                                                           1998             1997
                                                                       ------------     ------------
Increase (decrease) in net assets from operations:
         Net investment income ....................................    $    723,000     $    755,000
         Net realized gain (loss) from investment .................          (1,000)          (4,000)
         Net realizaed gain in liquidation of partnership interest           14,000               --
         Net change in unrealized appreciation on investments......         496,000          462,000
                                                                       ------------     ------------

                           Change in net assets resulting
                           from operations ........................       1,232,000        1,213,000

         Distributions to shareholders from net investment income .        (771,000)        (802,000)
                                                                       ------------     ------------

                           Change in net assets ...................         461,000          411,000

Net assets:
         Beginning of period ......................................      13,692,000       13,281,000
                                                                       ------------     ------------

         End of period (including undistributed
                  net investment income of $514,000 - 1998 and
                  $563,000 - 1997) ................................    $ 14,153,000     $ 13,692,000
                                                                       ============     ============

                         The accompanying notes are an integral part
                                 of the financial statements.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  June 27, 1998
--------------------------------------------------------------------------------

                                     NOTE 1
                                     GENERAL

After many years as an operating company, on January 10, 1984, BDI Investment Corporation ("the Company") filed a Registration Statement on Form N-2 with the Securities and Exchange Commission to register under the Investment Company Act of 1940 as a closed-end diversified management investment company. The Company initiated operations as a regulated investment Company on June 30, 1984. The Company was incorporated under the laws of New Jersey.


                                     NOTE 2
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                                   Fiscal Year

The Company's fiscal year ends on the Saturday nearest the end of June. The fiscal years ending in 1998 and 1997 represent 52 week years.

                                Cash Equivalents

Cash equivalents represent highly liquid money market funds.

                                   Investments

The investment portfolio consists primarily of tax-exempt bonds which are valued at the last bid price on the last business day of the period.

Gross unrealized appreciation and depreciation on investments on a federal income tax basis as of June 27, 1998 were $730,000 and ($35,000), respectively. The aggregate cost of securities for federal income tax purposes approximates amortized cost.

                               Income Recognition

Security transactions are recorded on the trade date. Purchases of securities are recorded at cost. Any premiums paid or discounts received are recognized in the determination of realized gain or loss. The Company amortizes bond premiums over the life of the bond using the effective yield method. Bond discounts are not amortized. Purchased interest income is accrued and recorded based upon settlement dates. The differences between amortized cost and value is reflected as unrealized appreciation (depreciation) on investments.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  June 27, 1998
--------------------------------------------------------------------------------


                               NOTE 2 - CONTINUED
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                                Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from estimates.

                       Fair Value of Financial Instruments

Statement of Financial Accounting Standards ("SFAS") No. 107, Disclosure About Fair Value of Financial Instruments, defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying value of cash, cash equivalents, interest receivable, other assets, accounts payable, accrued liabilities, dividends payable and payable to affiliate approximate fair value because of the short maturity of those instruments.

                                      Taxes

The Company has qualified as a Regulated Investment Company under certain provisions of the Internal Revenue Code beginning with the fiscal year starting July 1, 1984. Under such provisions, the Company will not be subject to federal income tax on income which it receives and distributes to its shareholders, provided that it distributes substantially all such income. As a Regulated Investment Company, the Company "passes through" to its shareholders the character of the income which it receives.

                                  Distributions

It is the Company's policy to record distributions to shareholders as of the earlier of the date they are declared by the Board of Directors or the record date. All dividends declared during the current year represent distributions from net investment income.

Distributions during 1998 consisted of one $.25, one $.0523 one $.24; and 1997 consisted of one $.0848, one $.13 and one $.35 dividends, respectively.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  June 27, 1998
--------------------------------------------------------------------------------



                                     NOTE 3
             OFF BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK

The Company invests primarily in California state and municipal bonds, most of which are guaranteed by the state or privately insured. At June 27, 1998, the value of all municipal bonds was $14,129,000. In addition, the Company's cash and cash equivalents consist of uninsured deposits with a major broker-dealer. The Company holds financial instruments with off balance sheet risk in the normal course of business, specifically relating to bonds with call provisions. Such bonds are recorded at the market value in the amount of $8,373,000 and though this is in excess of stated call value of $8,013,000 at year end, the market value reflects, among other things, the call value risk.


                                     NOTE 4
                                 DIRECTOR'S FEES

The Company pays fees and provides expense reimbursement to members of the Board of Directors who are not officers of the Company. Directors' fees for the year ended June 27, 1998 were $14,000.


                                     NOTE 5
                           RELATED PARTY TRANSACTIONS

The Company pays an affiliate for bookkeeping services. Fees for the year ended June 27, 1998 were approximately $27,000.

Investment management services are provided to the Company by its chief executive officer and principal shareholder. The Company's chief executive officer does not charge fees for these services because he is the majority shareholder.

                                     NOTE 6
                        PURCHASES AND SALES OF SECURITIES

For the year ended June 27, 1998, the aggregate cost of security purchases was $1,168,000 and the aggregate proceeds from sales or redemptions of securities was $1,388,000.

No fees are charged by the securities custodian, a customary practice when securities transactions occur with that institution.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  June 27, 1998
--------------------------------------------------------------------------------

                                     NOTE 7
                                  INCOME TAXES

For the year ended June 27, 1998, no income tax expense was incurred due to the Company's qualification as a Regulated Investment Company and the distribution of substantially all its income for the current fiscal year to its shareholders. At June 27, 1998, the Company has capital loss carryovers totaling $92,000 which expire in the years 2000 to 2003.

                                     NOTE 8
                                   NET ASSETS

As of June 27, 1998, net assets consist of:

Preferred stock, without par value: authorized,
         500,000 shares; issued, none ........................     $       --
Common stock, par value $.10 per share: authorized,
         4,500,000 shares; issued, 1,425,151 .................          143,000
                  Less treasury stock at cost, 3,600 shares ..          (22,000)
Additional paid-in capital ...................................        3,673,000
Accumulated undistributed net investment income ..............          514,000
Accumulated undistributed net realized losses ................          (92,000)
Unrealized appreciation on investments .......................          695,000
Retained earnings at June 30, 1984 ...........................        9,242,000
                                                                   ------------
                                                                   $ 14,153,000
                                                                   ============

Retained earnings at June 30, 1984 represents cumulative undistributed earnings of the Company prior to its qualification as a regulated investment company.

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 27, 1998
                                   ----------


                                                                     Value at
Issuer and Title of Issue                          Par Value         Year End
-------------------------                          ---------         --------
Tax Exempt Bonds
(99.8% of Investment Portfolio)

California
----------

Anaheim, California; Water Revenue;              $   100,000      $   109,000
6.000%; July 1, 2003

Associated Bay Area Government;                      100,000          100,000
Certificate of  Participation; 5.625%;
October 1, 1998

Associated Bay Area Government;                      100,000          101,000
Certificate of  Participation;
5.900%; October 1, 1999

Associated Bay Area Government;                      255,000          261,000
Certificate of  Participation;
6.100%; October 1, 2000

Bakersfield, California; Public                      200,000          210,000
Financing Authority  Revenue;
Series A; 5.800%; September 15, 2006

Banning, California; Community                       110,000          111,000
Redevelopment  Agency; 7.000%;
March 1, 2020

Buena Park, California; Community                    265,000          273,000
Redevelopment Agency; 6.300%;
September 1, 1999

Buena Park, California; Community                    260,000          265,000
Redevelopment Agency; 6.300%;
March 1, 1999

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 27, 1998
                                   ----------


                                                                     Value at
Issuer and Title of Issue                          Par Value         Year End
-------------------------                          ---------         --------
Tax Exempt Bonds, continued

California Educational Facilities Authority      $  135,000       $   151,000
Revenue Refunding, Harvey Mudd
College; 6.050%; December 1, 2008

California Health Facilities Financing              100,000           107,000
Authority Revenue, AIDS
Healthcare Foundation; 5.900%;
September 1, 2002

California Health Facilities Financing              200,000           217,000
Authority Revenue, AIDS
Healthcare Foundation; 6.000%;
September 1, 2003

California Health Facilities Financing               25,000            26,000
Authority Revenue, Henry
Mayo Newhall; 7.700%; October 1, 2003

California Health Facilities Financing              100,000           100,000
Authority Revenue, Stanford Healthcare
5.000%; November 15, 2013

California Health Facilities Financing               50,000            53,000
Authority Revenue, Kaiser
Permanente; Series A; 7.000%;
October 1, 2008

California Housing Finance Agency                   175,000           176,000
Revenue, 5.2000%; Home Mortgage;
Series F; February 1, 2013

California Housing Finance Agency                    25,000            27,000
Revenue, Home Mortgage; Series C;
6.250%; February 1, 2006

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 27, 1998
                                   ----------


                                                                       Value at
Issuer and Title of Issue                            Par Value         Year End
-------------------------                            ---------         --------
Tax Exempt Bonds, continued

California Special District                          $   65,000       $   66,000
Financial Authority; Certificate
of Participation; 8.000%; July 1 1998

California State General Obligation;                    100,000          101,000
5.000%; February 1, 2012

California; State Public Works Board;                   125,000          128,000
Lease; California State University
5.000%; October 1, 2010

California State Public Works Board;                    150,000          161,000
Lease; Long Beach and San Luis
Obispo Series B; 5.600%;
April 1, 2006

California State Public Works Board;                    100,000          109,000
Series 1991 A; Lease Revenue Bonds,
Department of Correction; 6.400%;
September 1, 2008

California; Statewide Community                         435,000          448,000
Development Certificate of Participation,
San Gabriel Valley, 5.375%;
September 1, 2007

Carlsbad, California; Improvement Board;                100,000          100,000
Act 1915; District 97-1; 5.450%;
September 2, 2010

Carlsbad, California; Improvement Board;                100,000          102,000
Act 1915; District 97-1; 5.350%;
September 2, 2019

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 27, 1998
                                   ----------

                                                                    Value at
Issuer and Title of Issue                          Par Value        Year End
-------------------------                          ---------        --------
Tax Exempt Bonds, continued

Compton, California; Community                    $   100,000     $   105,000
Redevelopment Agency:
Walnut Industrial Series B;
7.700%; August 1, 1999

Compton, California; Community                        325,000         348,000
Redevelopment Agency;
Walnut Industrial Series B;
7.800%; August 1, 2001

Contra Costa County, California                       100,000         111,000
CTFS PTRN; 6.200%; August 1, 2008

Contra Costa County, California                       165,000         184,000
CTFS PTRN; Merrithew Memorial
Hospital Replacemnt Project;
6.400%; November 1, 2005

Corona, California; Single Family                     100,000         106,000
Mortgage Revenue Service; 5.500%;
November 1, 2010

Duarte, California; Redevelopment                     100,000         107,000
Agency; Tax Allocation; 5.950%;
September 1, 2004

East Municipal Water & Sewer                          250,000         261,000
District of California; 5.375%;
July 1, 2013

Emeryville, California; Public                        340,000         359,000
Financing Authority; Revenue Bond;
5.700%; September 1, 2007

                                   BDI INVESTMENT CORPORATION

                                         June 27, 1998
                                           ----------
                                                                    Value at
Issuer and Title of Issue                          Par Value        Year End
-------------------------                          ---------        --------
Tax Exempt Bonds, continued

Escondido, California; Multi-Family                $   75,000      $   78,000
Housing Revenue; FNMA; 5.250%;
January 1, 2005

Escondido, California; Multi-Family                    75,000          79,000
Housing Revenue; 5.400%; FNMA;
July 1, 2007

Lynwood, California; Public Financing                 250,000         271,000
Authority; Lease Revenue; 6.000%;
September 1, 2012

Los Angeles County, California;                        50,000          52,000
Multi-Family Housing Revenue;
FHA; 7.300%; July 20, 2011

Metro Water District R.G.O.;                          225,000         227,000
5.250%; March 1, 2022

Metro Water District; Waterworks                      500,000         525,000
Revenue 5.400%; July 1, 2010

Metro Water District; Waterworks                       50,000          52,000
Revenue; 5.500%; July 1, 2019

Metro Water District; Waterworks                      600,000         624,000
Revenue; 5.500%; July 1, 2013

Metro Water District; Waterworks                      350,000         343,000
Revenue; 5.000%; July 1, 2020

Mid-Peninsula Regional Open                           150,000         172,000
Space District; 6.950%;
September 1, 2008

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 27, 1998
                                   ----------

                                                                    Value at
Issuer and Title of Issue                          Par Value        Year End
-------------------------                          ---------        --------
Tax Exempt Bonds, continued

Montclair, California; Redevelopment             $    20,000       $    23,000
Agency; Residential Mortgage Revenue;
7.750%; October 1, 2011

Montebello, California; Community                   100,000            102,000
Redevelopment Agency; 5.150%
September 1, 2012

Oakland, California; YMCA;                           125,000           136,000
7.400%; June 1, 2010

Palmdale, California; Single                          45,000            51,000
Family Mortgage Revenue;
7.000%; September 1, 2011

Placer Co., California Water Agency;                 600,000           636,000
Revenue; Certificate of Participation;
5.500%; July 1, 2010

Pleasanton, California; CTFS Partnership;            145,000           157,000
6.700%; October 1, 2006

Redding, California; School District;                 40,000            40,000
5.000%; March 1, 2019

Riverside County, California; Asset                  235,000           251,000
Leasehold  Revenue Hospital;
6.000%; June 1, 2004

Riverside City, California;                          600,000           600,000
Electric Revenue; 5.000%;
October 1, 2013

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 27, 1998
                                   ----------

                                                                      Value at
Issuer and Title of Issue                           Par Value         Year End
-------------------------                           ---------         --------
Tax Exempt Bonds, continued

Rossmoor Community Services                      $   105,000      $   108,000
District Improvement Board; 5.800%;
September 2, 2005

Sacramento, California; New Public                    50,000           52,000
Housing Authority; 6.000%;
December 1, 2007

San Clemente, California; LTD                        185,000          191,000
Obligation Wastewater Treatment
Plant; 7.900%;  September 2, 1999

San Francisco, California; City and                  155,000          165,000
County General Obligation; 6.100%;
June 15, 2007

San Francisco, California; Port                      100,000          103,000
Commission; Revenue; 5.500%;
July 1, 2004

San Francisco, California; New Public                 50,000           51,000
Housing Authority; 5.125%; August 1, 2010

San Joaquin, California; Certificate                 200,000          213,000
of Participation; General Hospital
Project; 5.900%; September 1, 2003

San Luis Obisbo, California;                         100,000          104,000
Water Treatment Plant;
5.375%; June 1, 2008

San Luis Obisbo, California;                         105,000          110,000
Water Treatment Plant;
5.500%; June 1, 2009

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 27, 1998
                                   ----------


                                                                      Value at
Issuer and Title of Issue                           Par Value         Year End
-------------------------                           ---------         --------
Tax Exempt Bonds, continued

Santa Maria, California; Redevelopment;             $  600,000       $  594,000
5.000%; June 1, 2016

Sierra Unified School District,                        200,000          205,000
California; CTFS PARTN Financing;
5.65%; March 1, 2004

Sonoma, California; Community                           90,000           92,000
Redevelopment Agency, Tax Allocation;
7.900%; August 1, 2014

Tahoe Forest Hospital District,                        250,000          269,000
California; Insured Health Facility
Revenue; 5.850%; August 1, 2004

Tehachapi School District; 6.300%;                     600,000          648,000
August 1, 2021

Temecula Valley Unified School District                100,000          108,000
Financing Project; California; 5.900%;
September 1, 2004

Thousand Oaks, California;                              30,000           30,000
Redevelopment  Agency, Single
Family Residential Mortgage Revenue;
7.900%; January 1, 2016

University of California, Revenue Bond,                130,000          141,000
Series B;  5.875%; September 1, 2008

Vallejo, California; Mortgage Revenue;                 575,000          587,000
5.650%; May 1, 2027

Westminister City, California; Certificate             335,000          357,000
of Participation - Public Improvement
Project; 5.750%; June 1, 2009
                                                   -----------      -----------
                                                    13,040,000       13,634,000
                                                   -----------      -----------

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  June 27, 1998
                                   ----------

                                                                      Value at
Issuer and Title of Issue                           Par Value         Year End
-------------------------                           ---------         --------
Tax Exempt Bonds, continued

Puerto Rico
-----------

Puerto Rico; HFC SFM                               $   280,000      $   294,000
Mortgage Revenue;
7.500%; April 1, 2022

Puerto Rico; Housing and                               190,000          201,000
Financial Corporation; GNMA;
7.650%; October 15, 2022
                                                   -----------      -----------

                                                       470,000          495,000
                                                   -----------      -----------
                                                   $13,510,000       14,129,000
                                                   ===========       ==========



Partnership Interest Funds
(3% of Investment Portfolio)                             Units
----------------------------                             -----

Dean Witter Coldwell Banker                             29,875           24,000
Tax Exempt Mortgage Fund
                                                                    -----------
                Total Portfolio                                     $14,153,000
                                                                    ===========

Excess of cash and other
assets over liabilities                                                      --
                                                                    -----------
                Net Assets                                          $14,153,000
                                                                    ===========

                                        BDI INVESTMENT CORPORATION

                                           FINANCIAL HIGHLIGHTS
                            For the Years Ended June 27, 1998, June 28, 1997,
                               June 29, 1996, July 1, 1995 and July 2, 1994
                                                ----------

Selected data for each share of common stock follows (all 52 week years):

                                               1998         1997         1996         1995         1994
                                           ---------    ---------    ---------    ---------    ---------
Investment income .....................    $    0.56    $    0.58    $    0.58    $    0.61    $    0.64
Investment expenses ...................         0.05         0.05         0.04         0.05         0.05
                                           ---------    ---------    ---------    ---------    ---------
Net investment income .................         0.51         0.53         0.54         0.56         0.59

Distributions from
    net investment income .............        (0.54)       (0.56)       (0.50)       (0.57)       (0.59)

Net realized and unrealized
    gain (loss) on investments ........         0.36         0.32         0.16         0.12        (0.64)
                                           ---------    ---------    ---------    ---------    ---------

Net increase (decrease) from
    investment operations .............         0.33         0.29         0.20         0.11        (0.64)

Net asset value:
    Beginning of period ...............         9.63         9.34         9.14         9.03         9.67
                                           ---------    ---------    ---------    ---------    ---------
    End of period .....................    $    9.96    $    9.63    $    9.34    $    9.14    $    9.03
                                           =========    =========    =========    =========    =========

Total return ..........................         8.48%        7.81%        7.66%        7.53%       (.52%)
                                           =========    =========    =========    =========    =========
Net assets, end of period
    (in millions) .....................         14.2         13.7         13.3         12.8         12.8

Ratio of expenses to
    average net assets ................          .48%         .47%         .44%        0.50%         .55%

Ratio of net investment
    income to average net
    assets ............................         5.16%        5.60%        5.76%        6.29%        6.15%

Portfolio turnover ....................         8.34%        5.24%       12.92%       15.47%       24.36%
                                           =========    =========    =========    =========    =========

Market price at end of period .........            *            *            *            *            *

Number of shares outstanding
at end of period ......................    1,421,551    1,421,551    1,421,551    1,421,551    1,421,551
                                           =========    =========    =========    =========    =========

* Due to the limited market that currently exists for the Company's common stock, there is no established market price.

                           BDI INVESTMENT CORPORATION

                                 CORPORATE DATA

                                   ----------



Chairman of the Board of Directors,               Arthur Brody
Chief Executive Officer, President
and Treasurer

Director                                          Edward Kane

Director                                          Michael Stolper

Secretary                                         Donald Brody

Counsel                                           Lowenstein, Sandler, Kohl,
                                                       Fisher and Boylan

Auditors                                          Lavine, Lofgren, Morris
                                                       & Engelberg, LLP

Transfer agent                                    Registrar and Transfer Company

Custodian                                         Morgan Stanley Dean Witter